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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                            8% SENIOR NOTES DUE 2024

                                       OF

                          GEORGIA-PACIFIC CORPORATION

              PURSUANT TO THE PROSPECTUS DATED             , 2004

     This form must be used by a holder of 8% Senior Notes due 2024 (the "Old Notes") of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation") who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange
Offer -- Guaranteed Delivery Procedures" of the Prospectus, dated             ,
2004 (the "Prospectus") and in Instruction 1 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to those guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery before the Expiration Date of the Exchange Offer. Capitalized terms used but not defined in this notice have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,             ,
2004 UNLESS EXTENDED (THE "EXPIRATION DATE").

          The Exchange Agent (the "Exchange Agent") for the Offer is:

                              The Bank of New York

                      By Mail, Hand or Overnight Courier:

                              The Bank of New York
                               101 Barclay Street
                         Reorganization Unit - Floor 7E
                            New York, New York 10286
                               Att: Duong Nguyen

                      For Information or Confirmation by:

                   Telephone: 212-815-3687 Fax: 212-298-1915

     Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery. This notice of guaranteed delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, the signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Corporation the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal.

     The undersigned hereby tenders the Old Notes listed below:

                                        8% SENIOR NOTES DUE 2024
                            CERTIFICATE NUMBER(S)     AGGREGATE PRINCIPAL AMOUNT
                          (IF KNOWN) OF OLD NOTES OR   REPRESENTED BY OLD NOTES     AGGREGATE PRINCIPAL
NAME OF TENDERING HOLDER  ACCOUNT NUMBER AT THE DTC         CERTIFICATE(S)            AMOUNT TENDERED

                                        2
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                            PLEASE SIGN AND COMPLETE

Signatures of Registered Holder(s) of Authorized Signatory:

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Name(s) of Registered Holder(s):

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Date:
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, 2004

Address:
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Area Code and Telephone No.
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The Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, that person must provide the following information.

                      Please print name(s) and address(es)

Name(s):
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Capacity:
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Address(es):
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                                        3
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                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal, together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of those Old Notes into the Exchange Agent's account at DTC described in the Prospectus under the caption "THE EXCHANGE OFFER -- GUARANTEED DELIVERY PROCEDURES" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.

Name of firm:

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Address:

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(Include Zip Code)

Area Code and Tel. No.

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Authorized Signature:

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Name:

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(Please Print)

Title:

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Dated ------------------------------ , 2004

DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth in this Notice of Guaranteed Delivery before the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder of Old Notes, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend registered mail with return receipt requested, properly insured. As an alternative to delivery by mail the holders may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see the Prospectus and Instruction 1 of the Letter of Transmittal.

     2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to in this Notice of Guaranteed Delivery, the signatures must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of DTC whose name appears on a security position listing as the owner of the Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed or a participant of DTC whose name appears on a security position listing as the owner of the Old Notes, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name(s) of the registered holder(s) appear(s) on the Old Notes or signed as the name of the participant is shown on DTC's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, that person should so indicate when signing and submit with the Notice of Guaranteed Delivery evidence satisfactory to the Corporation of the person's authority to so act.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus, the Letter of Transmittal or this Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address specified in this Notice of Guaranteed Delivery and in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

                                                                    EXHIBIT 99.3

                          GEORGIA-PACIFIC CORPORATION

                    INSTRUCTIONS TO REGISTERED HOLDER AND/OR
                   DTC PARTICIPANT FROM BENEFICIAL OWNER OF:

                            8% Senior Notes due 2024

To Registered Holder and/or DTC Participant:

     The undersigned hereby acknowledge receipt of the Prospectus, dated
                      2004 (the "Prospectus") of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Corporation's offer (collectively, the "Exchange Offer") to exchange 8% Senior Notes due 2024 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for its outstanding 8% Senior Notes due 2024 (the "Old Notes"). Capitalized terms used but not defined in these instructions have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder and/or DTC participant, as to action to be taken by you relating to the Exchange Offer with respect to the Old Notes held by you for the account of the undersigned.

     The aggregate face amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

         $          of the 8% Senior Notes due 2024.

     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

         [ ] TO TENDER the following aggregate principal amount of Old Notes held by you for the account of the undersigned (insert principal amount of Old Notes to be tendered, if any):

         $          of the 8% Senior Notes due 2024.

         [ ] NOT TO TENDER any Old Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state)
               , (ii) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes surrendered, and the Corporation will acquire good and unencumbered title to the Old Notes being surrendered, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale arrangements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the Old Notes are accepted by the Corporation, (iii) the New Notes being acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned or of any other person receiving New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, (iv) neither the undersigned nor any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is participating in, has an intent to participate in or has an arrangement or understanding with any person to participate in the distribution of the New Notes, (v) if any of the undersigned or any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is a broker-dealer or is participating in the Exchange Offer for the purpose of distributing the New Notes, it agrees to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale of New Notes and acknowledges that it cannot rely on the position of the staff of the Securities and Exchange Commission set forth in no-action letters; (vi) the undersigned or any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, understands that any secondary resale transaction and any resales of New Notes it obtains in exchange for Old Notes acquired by it directly from the Corporation should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K of the Securities and Exchange Commission; (vii) except as otherwise disclosed in writing with these instructions, neither the undersigned nor any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is an "affiliate," as defined in Rule 405 under the Securities Act, of the Corporation and, if the undersigned or any such person is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (viii) if any of the undersigned or any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it may be a statutory underwriter and will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take any other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of the Old Notes. By acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                   SIGN HERE

Name of beneficial owner(s):

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Signature(s):

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Name (please print):

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Address:

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Telephone number:

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Taxpayer Identification or Social Security Number:

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Date:

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